EXHIBIT 32.2



                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Medical Makeover Corporation of America (the "Company") on Form 10-KSB for the Fiscal Year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, Stephen H Durland, Acting Chief Accounting Officer of the Company, certify, pursuant to 18.U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



 Date: August 17, 2005           /s/ Stephen H. Durland
                                -------------------------
                                Stephen H Durland
                                Acting Chief Accounting Officer








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This  certification  accompanies  the  Report  pursuant  to  Section  906 of the
Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.